Exhibit 10.3

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND NOVATION

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND NOVATION AGREEMENT (this “Amendment”) is made and entered into this 10th day of July, 2020, by and among (i) LIVE VENTURES INCORPORATED, a Nevada corporation (“Borrower”), (ii) MARQUIS AFFILIATED HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MARQUIS INDUSTRIES, INC., a Georgia corporation, and successor by merger with A-O Industries, LLC, a Georgia limited liability company, Astro Carpet Mills, LLC, a Georgia limited liability company, Constellation Industries, LLC, a Georgia limited liability company, S F Commercial Properties, LLC, a Georgia limited liability company, and Lonesome Oak Trading Co., Inc., a Georgia corporation (“Marquis”, and collectively, the “Marquis Parties”), and (iii)  ISAAC CAPITAL FUND I, LLC, a Georgia limited liability company (“Lender”).

Recitals:

Lender and the Marquis Parties are parties to the certain Loan and Security Agreement dated as of July 6, 2015 and that certain Consent, Joinder and First Amendment to Loan and Security Agreement dated as of January 31, 2020 (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”) pursuant to which Lender has made loans and other financial accommodations to the Marquis Parties.

The parties desire to further amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.Amendments to Loan Agreement.  The Loan Agreement is hereby further amended as follows:

(a)By replacing all references to “Borrowers” or “Borrower” with Live Ventures Incorporated, a Nevada corporation.

(b)By deleting the first two Recitals and all related references in the Loan Agreement.

(c)By deleting in their entirety the defined terms “EBITDA”, and “Fixed Charge Coverage Ratio” and all related references in the Loan Agreement.

(d)By deleting in their entirety Section 7., Collateral, and Section 8., Collateral Administration, and all related references in the Loan Agreement.

(e)By deleting in its entirety Section 10.3, Financial Covenants, and all related references in the Loan Agreement.

3.UCC Financing Statement.  From and after the date hereof, Borrower, on behalf of the Marquis Parties, agrees to execute and deliver to the Marquis Parties all instruments, documents, and agreements (including proper financing statements (Form UCC-3)) and to release all security interests, liens, ownership interests, and other rights of the Lender on behalf of the Marquis Parties as described in the Loan Agreement. As of the Effective Date, ICGF hereby authorizes Live Ventures or its designee to file such proper financing statements (Form UCC-3) as Live Ventures deems advisable to reflect termination of such security interests and liens.

4.Release and Novation.  Despite anything to the contrary in the Loan Agreement, ICGF releases and forever discharges the Marquis Parties from all further obligations arising under the Loan Agreement, and from all manner of actions, causes of action, suits, debts, damages, expenses, claims and demands whatsoever that ICGF has or may have against the Marquis Parties, arising out of or in any way connected to performance under the Loan Agreement on and after the date hereof. For avoidance of doubt, nothing herein affects any rights, liabilities, or obligations of ICGF or the Marquis Parties due to be performed before the date hereof.  Despite anything to the contrary in the Assigned Contracts, the Marquis Parties releases and forever discharges ICGF from all further obligations arising under the Loan Agreement from all manner of actions, causes of action, suits, debts, damages, expenses, claims and demands whatsoever that the Marquis Parties have or may have against ICGF arising out of or in any way connected to performance under the Loan Agreement on and after the date hereof. For avoidance of doubt, nothing herein affects any rights, liabilities, or obligations of ICGF or the Marquis Parties due to be performed before the date hereof.  The parties intend that this Amendment is a novation and that the Borrower be substituted for the Marquis Parties. ICGF recognizes Borrower as the Marquis Parties’ successor-in-interest in and to the Loan Agreement. The Borrower by this Agreement becomes entitled to all right, title and interest of the Marquis Parties in and to the Loan Agreement in as much as the Borrower is the substituted party to the Loan Agreement as of and after the date hereof. ICGF and the Borrower shall be bound by the terms of the Loan Agreement in every way as if the Borrower is named in the novated Loan Agreement in place of the Marquis Parties as a party thereto.

5.Acknowledgments and Stipulations.  The Borrower acknowledges and stipulates that each of the Loan Documents executed by the Borrower creates legal, valid and binding obligations of the Borrower that are enforceable against the Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by such Borrower); and on and as of the date hereof, the unpaid principal amount of the Loan totaled $2,000,000.00.

4.Representations and Warranties.  The Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and this Amendment has been duly executed and delivered by the Borrower.

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5.Reference to Loan Agreement.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by the First Amendment and this Amendment.

6.Breach of Amendment.  This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

7.Effectiveness; Governing Law.  This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

8.No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

9.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.Further Assurances.  The Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

11.Miscellaneous.  This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

12.Waiver of Jury Trial.  To the fullest extent permitted by Applicable Law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

18. Execution.  This Amendment may be in the form of an Electronic Record and may be executed using electronic signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment.   For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:	BORROWER: LIVE VENTURES INCORPORATED By: ___/s/ Virland A. Johnson________________ Virland A. Johnson, Chief Financial Officer

ATTEST: ___/s/ Tony Isaac____________________ Tony Isaac, Secretary [COMPANY SEAL]	MARQUIS PARTIES: MARQUIS AFFILIATED HOLDINGS LLC By: __/s/ Jon Isaac_________________________ Jon Isaac, President and Chief Executive Officer
ATTEST: __/s/ Tim Young_____________________ Tim Young, Secretary [CORPORATE SEAL]	MARQUIS INDUSTRIES, INC. By: _____/s/ Weston A. Godfrey, Jr.___________ Weston A. Godfrey, Jr., Chief Executive Officer
[Signatures continued on following page.]

LENDER:

ISAAC CAPITAL FUND I, LLC

By: ___/s/ Jon Isaac________________________

Name:  Jon Isaac

Title:  Chief Executive Officer